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                        SOLUTIA INC.

          NON-EMPLOYEE DIRECTOR COMPENSATION PLAN


1. NAME OF PLAN. This plan shall be known as the "Solutia Inc. Non-Employee Director Compensation Plan" and is hereinafter referred to as the "Plan."

2. PURPOSES OF PLAN. The purposes of the Plan are to increase the ownership interest in Solutia Inc., a Delaware corporation (the
"Company"), by Non-Employee Directors whose services are considered essential to the Company's continued progress and to provide a further incentive to serve as directors of the Company.

3. EFFECTIVE DATE AND TERM. The Plan is effective as of September 3, 1997 (the "Effective Date"). The Plan shall remain in effect until terminated by action of the Board, or until no shares of Common Stock remain available under the Plan, if earlier.

4. DEFINITIONS. The following terms shall have the meanings set forth below:

     "Administrator" has the meaning set forth in Section 20(a).

     "Annual Meeting" means an annual meeting of the shareholders of the Company.

     "Annual Retainer" means the amount a Non-Employee Director will be entitled to receive for serving as a director in a Plan Year, on an annualized basis, as determined by and set forth in resolutions of the Board, but shall not include reimbursement for expenses, fees associated with service on any committee of the Board, the retainer payable for serving as the chairman of any committee of the Board, or fees with respect to any other services to be provided to the Company.

     "Board" means the Board of Directors of the Company.

     "Business Combination" has the meaning set forth in subparagraph
     (c) of the definition of "Change of Control."

     "Change of Control" means any of the following events:

     (a) The acquisition by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either
          (i) the then

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 1
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          outstanding shares of Common Stock of the Company (the
          "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this subsection
          (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

     (b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another corporation (a "Business Combination"), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (ii) no Person

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 2
                                                As amended 2/24/99

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          (excluding any corporation resulting from such Business
          Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     "Change of Control Consideration" means, for purposes of this Plan, (i) the amount of any cash, plus the value of any securities and other noncash consideration, constituting the most valuable consideration per share of Common Stock paid to any shareholder in the transaction or series of transactions that results in a Change of Control or (ii) if no consideration per share of Common Stock is paid to any shareholder in the transaction or series of transactions that results in a Change of Control, the highest reported sale price of a share of Common Stock on the New York Stock Exchange composite tape (or if the Common Stock is not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or the NASDAQ Stock Market) during the 60-day period prior to and including the date of a Change of Control. To the extent that such consideration consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined by the Committee in good faith.

     "Change of Control Date" has the meaning set forth in Section
     19(b).

     "Code" has the meaning set forth in Section 9.

     "Committee" means the committee that supervises the Plan, as more fully defined in Section 20(a).

     "Common Stock" means the Company's common stock, par value $.01 per share.

     "Company" has the meaning set forth in Section 2.

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 3
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     "Deferred Cash Account" means a bookkeeping account maintained by the Company for a Non-Employee Director representing the Elective Cash Amount, if any, credited to such account pursuant to Section 6.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Non-Employee Director representing the Non-Employee Director's interest in the Stock Amount and the Elective Stock Amount, if any, credited to such account pursuant to Section 6.

     "Delivery Date" has the meaning set forth in Section 7.

     "Discretionary Amount" means with respect to each Plan Year, the dollar amount equal to 50% of the Annual Retainer for such Plan Year, all or any portion (in percentage increments determined by the Administration) of which the Non-Employee Director may, but is not required to, elect to have credited to his or her Deferred Stock Account in the form of an Elective Stock Amount and/or his or her Deferred Cash Account in the form of an Elective Cash Amount.

     "Dividend Equivalent" for a given dividend or distribution means a number of shares of Common Stock having a Value, as of the date such Dividend Equivalent is credited to a Deferred Stock Account, equal to the amount of cash, plus the fair market value on the date of distribution of any property, that is distributed with respect to one share of Common Stock pursuant to such dividend or distribution; such fair market value to be determined by the Committee in good faith.

     "Effective Date" has the meaning set forth in Section 3.

     "Election Amount" for each Non-Employee Director who has made a Plan Year Deferral Election pursuant to Section 5 shall be, with respect to each Plan Year, (i) the percentage that is set forth in the Non-Employee Director's Plan Year Deferral Election Notice multiplied by (ii) the Discretionary Amount.

     "Elective Cash Amount" means that portion of the Election Amount which the Non-Employee Director designated in his or her Plan Year Deferral Election Notice to be credited to his or her Deferred Cash Account.

     "Elective Stock Amount" means that portion of the Election Amount which the Non-Employee Director designated in his or her Plan Year Deferral Election Notice to be credited to his or her Deferred Stock Account in the form of Common Stock.

     "Exchange Act" has the meaning set forth in subparagraph (a) of the definition of "Change of Control."

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 4
                                                As amended 2/24/99

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     "Fraction," with respect to a person who is a Non-Employee
     Director during part, but not all, of a Plan Quarter, means the amount obtained by dividing (i) the number of calendar months during such Plan Quarter that such person was a Non-Employee Director by (ii) 3; provided, that for purposes of the foregoing, a partial calendar month shall be treated as a whole month.

     "Incumbent Board" has the meaning set forth in subparagraph (b) of the definition of "Change of Control."

     The "Interest Rate" means Moody's Baa Bond Index Rate, as in effect from time to time.

     "Non-Employee Director" means any director of the Company who is not an employee of the Company or any subsidiary thereof on the date of any award made or granted to such person hereunder.

     "Option" means an award to purchase Common Stock granted to a Non-Employee Director pursuant to the terms of Section 8.

     "Outstanding Company Common Stock" has the meaning set forth in subparagraph (a) of the definition of "Change of Control."

     "Outstanding Company Voting Securities" has the meaning set forth in subparagraph (a) of the definition of "Change of Control."

     "Partial Quarter Notice Period" has the meaning set forth in
     Section 5.

     "Partial Year Fraction," with respect to a person who is a Non-Employee Director during part, but not all of a Plan Year, means the amount obtained by dividing (i) the number of calendar months during such Plan Year that such person was a Non-Employee Director by (ii) 12; provided, that for the purposes of the foregoing, a partial calendar month shall be treated as a whole month.

     "Person" has the meaning set forth in subparagraph (a) of the definition of "Change of Control."

     "Plan" has the meaning set forth in Section 1.

     "Plan Quarter" means the 3 month period commencing on the first Trading Day in May, August, November or February, as applicable, during a Plan Year.

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 5
                                                As amended 2/24/99

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     "Plan Year" means the year commencing on the date of an Annual
     Meeting and ending on the day before the next succeeding Annual Meeting; provided, that the first Plan Year shall begin on the Effective Date and end on the day before the first Annual Meeting and provided further, that the last Plan Year with respect to a Non-Employee Director who ceases to be a Non-Employee Director during a Plan Year, shall begin on the first day of such Plan Year and end on the day such Non-Employee Director ceases to be a Non-Employee Director.

     "Plan Year Deferral Election" means the irrevocable election to defer, for any Plan Year, all or any part (in percentage increments determined by the Administrator) of the Discretionary Amount for the next Plan Year such that the deferred portion becomes the Election Amount. Any Plan Year Deferral Election Notice shall remain in effect for that Plan Year and for all subsequent Plan Years unless and until such Non-Employee Director delivers to the Administrator, no later than the last business day prior to the commencement of the next succeeding Plan Year, a new Plan Year Deferral Election Notice setting forth a different Plan Year Deferral Election.

     "Plan Year Deferral Election Notice" means the notice of the Plan Year Deferral Election delivered to the Administrator.

     "Rule 16b-3" has the meaning set forth in Section 20(a).

     "Stock Amount" means with respect to each Plan Year, the dollar amount equal to 50% of the Annual Retainer for such Plan Year which will be automatically and mandatorily credited to the Non-Employee Director's Deferred Stock Account in the form of Common Stock determined in the manner set forth in Section 6(b).

     "Trading Day" means any day on which there are sales of Common Stock reported on the New York Stock Exchange composite tape, or if the Common Stock is not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or the Nasdaq Stock Market.

     The "Value" of a share of Common Stock as of any given date (including the date a Deferred Stock Account is credited, or, in the case of Options, the date the Option is granted) means the average of the highest and lowest sales prices of a share of Common Stock reported on the New York Stock Exchange Composite Transactions for such day, or, if shares of Common Stock were not traded on the New York Stock Exchange on such date, then on the next preceding date on which such shares were traded, all as reported by The Wall Street Journal under the heading "New York Stock Exchange - Composite Transactions" or by such other source as the Committee may select.

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 6
                                                As amended 2/24/99

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5.   ELECTION TO RECEIVE SHARES OR DEFER CASH IN LIEU OF CASH
COMPENSATION. (a) In order to make a Plan Year Deferral Election pursuant to this Section 5, a Non-Employee Director who is a Non-Employee Director prior to the Effective Date must deliver to the Administrator, no later than September 30, 1997, his or her Plan Year Deferral Election Notice.

     (b) Except for the Plan Year Deferral Election due by September 30, 1997 as set forth in Section 5(a) and except for persons who first become Non-Employee Directors on a date other than an Annual Meeting Date (to which Section 5(c) applies), each Non-Employee Director (and each nominee for a position on the Board who would, if elected by the Company's shareholders at the next succeeding Annual Meeting, be a Non-Employee Director) may make a Plan Year Deferral Election for the next succeeding Plan Year by delivering to the Administrator, no later than the last business day prior to the commencement of the next succeeding Plan Year, a Plan Year Deferral Election Notice.

     (c) Except for the Plan Year Deferral Election due by September 30, 1997 as set forth in Section 5(a), each person who becomes a Non-Employee Director on a date other than the date of an Annual Meeting must deliver his or her Plan Year Deferral Election Notice within thirty days of the date he or she first becomes a Non-Employee Director (the "Partial Quarter Notice Period").

6. ACCOUNTS; CREDIT OF SHARES AND CASH. (a) The Company shall maintain a Deferred Stock Account and a Deferred Cash Account for each Non-Employee Director. As part of the compensation payable to each Non-Employee Director for service on the Board, the Deferred Stock Account of each Non-Employee Director shall be credited with shares of Common Stock as set forth in this Section 6 and the Deferred Cash Account of each Non-Employee Director may, at the Non-Employee Director's election, be credited with cash as set forth in this Section 6. The shares credited to the Deferred Stock Account pursuant to this Section 6 may represent fractional as well as whole shares of Common Stock.

     (b) Except as set forth in Section 6(e), as of the first day of each Plan Quarter (or in the case of a Non-Employee Director who becomes a Non-Employee Director on a date other than on the date of an Annual Meeting, the first Trading Day in a Plan Quarter on which he or she becomes a Non-Employee Director), the Deferred Stock Account of each Non-Employee Director shall be credited with a number of shares of Common Stock having a Value equal to 25% of the Stock Amount, multiplied by the Fraction, if applicable.

     (c) Except as set forth in Section 6(e), as of the first day of each Plan Quarter (or in the case of a Non-Employee Director who first becomes a Non-Employee Director on a date other than on the date of an Annual Meeting, on the first Trading Day following the conclusion of the Partial Quarter Notice Period), the Deferred Stock Account of each Non-Employee

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 7
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Director who has a Plan Year Deferral Election for Common Stock in
effect on such date shall be credited with (i) a number of shares of Common Stock having a Value equal to 25% of the Elective Stock Amount, multiplied by the Fraction, if applicable.

     (d) Except as set forth in Section 6(f), as of the first day of each Plan Quarter (or in the case of a Non-Employee Director who first becomes a Non-Employee Director on a date other than on the date of an Annual Meeting, on the first Trading Day following the conclusion of the Partial Quarter Notice Period), the Deferred Cash Account of each Non-Employee Director who has a Plan Year Deferral Election for cash in effect on such date shall be credited with (i) an amount equal to 25% of the Elective Cash Amount, multiplied by the Fraction, if applicable.

     (e) On September 4, 1997, the Deferred Stock Account of each Non-Employee Director who becomes a Non-Employee Director prior to the Effective Date shall be credited with a number of shares of Common Stock having a Value equal to 25% of the Stock Amount, multiplied by the Fraction. In addition, the Deferred Stock Account of each Non-Employee Director who becomes a Non-Employee Director prior to the Effective Date and who has a Plan Year Deferral Election for Common Stock in effect on October 1, 1997, shall be credited with a number of shares of Common Stock having a Value equal to 25% of the Elective Stock Amount, multiplied by the Fraction.

     (f) On October 1, 1997, the Deferred Cash Account of each Non-Employee Director who becomes a Non-Employee Director prior to the Effective Date and who has a Plan Year Deferral Election for cash in effect on October 1, 1997, shall be credited with an amount equal to 25% of the Elective Cash Amount, multiplied by the Fraction.

     (g) Whenever a dividend is paid or other distribution made with respect to the Common Stock, each Deferred Stock Account shall be credited with a number of shares equal to (i) the number of shares of Common Stock in such Deferred Stock Account as of the record date for such dividend or other distribution, multiplied by (ii) the Dividend Equivalent for such dividend paid or other distribution made.

     (h) Each Deferred Cash Account shall accrue interest on the balance therein at the Interest Rate, such interest to be credited at least monthly.

7. DELIVERY OF SHARES AND DEFERRED CASH. The shares of Common Stock in a Non-Employee Director's Deferred Stock Account and the cash balance in a Non-Employee Director's Deferred Cash Account as of the date the Non-Employee Director ceases to be a Non-Employee Director for any reason (the "Delivery Date") shall begin to be delivered in accordance with this Section 7 as soon as practicable after the Delivery Date. The shares and cash balance shall be delivered in two equal installments with the first installment being delivered as soon as practicable after the Delivery Date and the second installment on the first anniversary of the

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 8
                                                As amended 2/24/99
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Delivery Date.  If the number of shares to be delivered at one time includes a fractional share, such number shall be rounded to the nearest whole number of shares. If any such shares or cash are to be delivered after the Non-Employee Director has died or become legally incompetent, they shall be delivered to the Non-Employee Director's estate, legal guardian or beneficiary designated pursuant to Section 21(a), as the case may be, as soon as practicable. References to a Non-Employee Director in this Plan shall be deemed to refer to the Non-Employee Director's estate, legal guardian or beneficiary designated pursuant to
Section 21(a), where appropriate. The Non-Employee Director shall become the holder of record of the shares of Common Stock upon delivery.

8. GRANT OF OPTIONS. (a) Except as set forth in Section 8(d), each Non-Employee Director shall receive, on the date such person becomes a Non-Employee Director, an initial Option to purchase 8,000 shares of Common Stock.

     (b) Each person who becomes a Non-Employee Director on the date of, or who remains a Non-Employee Director on the date of and immediately following each Annual Meeting held after the Effective Date hereof, shall receive, as of such date, an annual Option to purchase 2,000 shares of Common Stock.

     (c) Except as set forth in Section 8(d), each person who becomes a Non-Employee Director on a date other than on an Annual Meeting date, shall receive, as of such date, an Option to purchase that number of shares of Common Stock equal to 2,000 multiplied by the Partial Year Fraction.

     (d) Persons who become Non-Employee Directors prior to the Effective Date shall receive, on the same date as the Committee makes the first option grants to management personnel of the Company, an Option to purchase 9,334 shares of Common Stock, 8,000 of which constitute the initial grant that would have otherwise been granted pursuant to Section 8(a) but for this Section 8(d), and 1,334 of which constitute the prorated annual Option grant for the first Plan Year calculated in accordance with Section 8(c).

9. TYPE OF OPTIONS. All Options granted under the Plan shall be "nonqualified" stock options subject to the provisions of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"). All Options granted under the Plan prior to February 24, 1999, shall be subject to the terms and conditions set forth in the certificate attached as Exhibit A hereto. All Options granted under the Plan on or after February 24, 1999, shall be subject to the terms and conditions set forth in the certificate attached as Exhibit B hereto.

10. EXERCISE PRICE. The exercise price per share of Common Stock purchasable under all Options granted pursuant to the Plan shall be the Value of a share of Common Stock on the Option Grant Date.

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 9
                                                As amended 2/24/99

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11.  EXERCISE RIGHTS. Each Option granted hereunder prior to February
24, 1999, shall become exercisable, during the Option term set forth in
Section 12, in three equal installments commencing on the first anniversary of the Option Grant Date, and annually thereafter, provided that the Non-Employee Director continues in the service of the Company as a director through such anniversaries. Each Option granted on or after February 24, 1999, shall become exercisable during the Option term set forth in Section 12, in three equal installments, on the dates of the first three Annual Meetings of Stockholders of the Company following the Option Grant Date, provided that the Non-Employee Director continues in the service of the Company as a director until such dates; provided, however, that the Option, if not already fully exercisable, shall become fully exercisable upon the Non-Employee Director's retirement from the Board at the mandatory retirement age set forth in the Charter for the Company's Board, or other applicable document. Each Option may be exercised in full share lots only. Notwithstanding the foregoing, the Committee shall have the authority to determine any vesting acceleration or forfeiture waiver regarding any Option granted under the Plan.

12. OPTION TERM. The Option term will expire at the end of the day next preceding ten years from the Option Grant Date, or at the end of the day next preceding two years from the date the Non-Employee Director ceases to be a director of the Company for any reason, whichever occurs first.

13. METHOD OF EXERCISE. The Option shall be exercised by (a) written notice or notice in such other form as may be prescribed from time to time, given to the Company or its designee (at the address specified by the Company from time to time) specifying the date the Option was granted and the number of shares of Common Stock as to which the Option is being exercised, plus (b) payment to the Company in full for the Shares so specified. Within a reasonable time after exercise of the Option, the Company shall deliver shares of Common Stock to the Non-Employee Director in respect of which the Option shall have been exercised and shall pay all stamp taxes in respect thereof, provided that upon or prior to the delivery of such shares, provision (as specified by the Company from time to time) shall be made by the Non-Employee Director for the payment to the Company of any and all taxes which it shall be required to withhold in connection with the exercise of the Option by any law or regulation of any government, whether federal, state or local, and whether domestic or foreign. The Non-Employee Director shall have the right to pay the Option exercise price by delivery of shares of Common Stock (or other evidence of ownership of shares satisfactory to the Company) already owned by the Non-Employee Director with a Value equal to the Option exercise price as payment, provided that such shares have been held by the Non-Employee Director for at least six months on the date of exercise.

14. DELIVERY OF SHARES, VOTING AND OTHER RIGHTS. The Non-Employee Director shall have no rights as a stockholder with respect to any Option shares or the shares of

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 10
                                                As amended 2/24/99
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Common Stock credited to his or her Deferred Stock Account unless and until the Non-Employee Director becomes the holder of record of such shares and, subject to the provisions of Sections 6 and 19 hereof, no adjustment shall be made for dividends, ordinary or extraordinary (whether in cash or securities or property), or other distributions, or other rights in respect of such shares as to which the record date is prior to the date upon which the Non-Employee Director shall have become the holder of record thereof. Shares delivered under the Plan shall be in book entry form unless the Non-Employee Director has requested in the written notice specified in Section 13 that they be issued in certificate form.

15. TAX WITHHOLDING. The Company shall have the right to require, prior to the delivery of any shares of Common Stock pursuant to the Plan, that a Non-Employee Director make arrangements satisfactory to the Company for the withholding of any taxes required by law to be withheld with respect to the delivery of such shares, including without limitation by the withholding of shares that would otherwise be so delivered, by withholding from any other payment due to the Non-Employee Director, or by a cash payment to the Company by the Non-Employee Director.

16. NO TRUST OR FUND CREATED. The Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its subsidiaries and a Non-Employee Director or any other person or entity. To the extent that any person acquires a right to receive payments from the Company or any of its affiliates pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or any of its subsidiaries.

17. GENERAL RESTRICTIONS. (a) Notwithstanding any other provision of the Plan, the Company shall not be required to deliver any shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

          (i) Any registration or other qualification of such shares under any state, federal, or foreign law or regulation, or the maintaining in effect of any such registration or other qualification which the Administrator shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

          (ii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Administrator shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

     (b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for Non-Employee Directors.

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 11
                                                As amended 2/24/99

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18.  SHARES AVAILABLE. Subject to Section 19 below, 400,000 shares of
Common Stock may be delivered under the Plan. Shares of Common Stock deliverable under the Plan may be taken from treasury shares of the Company or purchased on the open market.

19. CHANGE IN CAPITAL STRUCTURE; CHANGE OF CONTROL. (a) In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property (without regard to the payment of any cash dividends by the Company in the ordinary course) of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares to be delivered under the Plan, in the number, kind and Option exercise price of shares subject to outstanding Options, in the number and kind of shares held in the Deferred Stock Accounts or subject to Options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares held in the Deferred Stock Accounts or subject to Options shall always be a whole number.

     (b) Without limiting the generality of the foregoing, and notwithstanding any other provision of this Plan, in the event of a Change of Control, the following shall occur on the date of the Change of Control (the "Change of Control Date"): (i) the last day of the then current Plan Year shall be deemed to occur on the Change of Control Date; (ii) the Company shall immediately pay to each Non-Employee Director in a lump sum the Change of Control Consideration multiplied by the number of shares of Common Stock held in each Non-Employee Director's Deferred Stock Account immediately before such Change of Control; (iii) the Company shall immediately pay to each Non-Employee Director in a lump sum the balance in his or her Deferred Cash Account;
(iv) the Options shall become fully exercisable by the Non-Employee Director without regard to Section 11; and (v) the Plan shall be terminated. Notwithstanding the foregoing, if the payment of cash with respect to Deferred Stock Accounts pursuant to the preceding sentence would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for such cash Common Stock or other equity securities with a Value equal to the amount of such cash.

     (c) If the shares of Common Stock credited to the Deferred Stock Accounts and subject to Options are converted pursuant to this Section 19 into another form of property, references in the Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for the Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to the delivery of shares of Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts and subject to Options.

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 12
                                                As amended 2/24/99

20. ADMINISTRATION; AMENDMENT. (a) The Board shall have the power to amend or terminate the Plan. The Executive Compensation and Development Committee or any other committee of the Board (the "Committee") designated by the Board that will satisfy Rule 16b-3 of the Exchange Act, including any successor rule ("Rule 16b-3"), shall supervise the Plan. The Plan shall be administered by the Vice President - Human Resources, or such other person or persons designated by the Committee (the "Administrator"). The Committee shall consist solely of two or more "non-employee directors" of the Company who shall be appointed by the Board. A member of the Board shall be deemed to be a "non-employee director" for the purposes of this Section 20 only if he satisfies such requirements as the Securities and Exchange Commission may establish for "non-employee directors" under Rule 16b-3. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

     (b) Any act that the Committee is authorized to perform hereunder may instead be performed by the Board at its discretion, and to the extent the Board so acts, references in the Plan to the Committee shall refer to the Board as so applicable. Anything to the contrary herein notwithstanding, to the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

     (c) The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. All questions of interpretation of the Plan or of any shares delivered under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

     (d) Notwithstanding any other provision of the Plan, no amendment or termination of the Plan shall adversely affect the interest of any Non-Employee Director in Options granted to him or her, in shares previously credited to such Non-Employee Director's Deferred Stock Account, or in cash previously credited to such Non-Employee Director's Deferred Cash Account without that Non-Employee Director's express written consent.

21. TRANSFERABILITY. (a) In the event of a Non-Employee Director's death, all of such person's rights with respect to his or her Deferred Stock Account and Deferred Cash Account will transfer to the maximum extent permitted by law to such person's beneficiary. Each Non-Employee Director may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her beneficiary for receiving delivery of the shares of Common Stock from the Deferred Stock Account and the cash from the Deferred Cash Account under this Plan. Each designation shall be on a form prescribed by the Administrator, will be effective only when delivered to the Company and when effective will revoke all prior designations by the Non-Employee Director. If a Non-Employee Director dies with no such beneficiary designation in effect, such person's beneficiary shall be his or her estate and such

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 13
                                                As amended 2/24/99
person's payments will be transferable by will or pursuant to laws of descent and distribution applicable to such person.

     (b) Each Option granted under the Plan by its terms shall not be transferable by the Non-Employee Director otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the Non-Employee Director only by him or her. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Non-Employee Director during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

22. MISCELLANEOUS. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Non-Employee
Director for reelection by the Company's shareholders or to limit the rights of the shareholders to remove any director.

23. GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

          SOLUTIA INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, PAGE 14
                                                As amended 2/24/99

                                  EXHIBIT A


                                   FORM OF

                                 SOLUTIA INC.

                                     1997
                          NON-QUALIFIED STOCK OPTION
                              (NOT TRANSFERABLE)
                                 CERTIFICATE




                                   Grant to


                          [insert Name of Optionee]
                               (The "Optionee")


                to purchase from Solutia Inc. (the "Company")



                          [insert Number of shares]
                            shares of its common stock
               par value $0.01 per share (the "Optioned Shares")
                               at the price of


                            [insert Option Price]
                                  per share




               pursuant to and subject to the provisions of the
      Solutia Inc. Non-Employee Director Compensation Plan (the "Plan")
       and to the Terms and Conditions set forth on the reverse hereof


                    Option Grant Date: [insert grant date]

              TERMS AND CONDITIONS OF NON-QUALIFIED STOCK OPTION


DEFINITIONS.

        The terms "Administrator", "Value", and "Common Stock" when used herein, shall have the meanings set forth in the Plan.

EXERCISE RIGHTS.

        The Option shall become exercisable, during the Option term set forth in the third paragraph hereof and subject to the other terms and conditions hereof, as to one-third of the Optioned Shares on the first anniversary of the Option Grant Date, as to an additional one-third of the Optioned shares on the second anniversary of the Option Grant Date, and as to any or all of the Optioned Shares on the third anniversary of the Option Grant Date, provided that the Optionee continues in the service of the Company as a director through such anniversaries. Notwithstanding the foregoing, but subject to the third paragraph hereof, an Option shall become fully and immediately exercisable upon the occurrence of a Change in Control as set forth in Section 19 of the Plan. The Option may be exercised in full share lots only.

OPTION TERM.

        The Option term will expire at the end of the day next preceding ten years from the date the Option was granted, or at the end of the day next preceding two years from the date the Optionee ceases to be a director of the Company for any reason, whichever first occurs.

METHOD OF EXERCISE.

        The Option shall be exercised by (a) written notice, or notice in such other form as may be prescribed from time to time, given to the Company or its designee (at the address specified by the Company from time to time) specifying the date the Option was granted and the number of shares of Common Stock as to which the Option is being exercised, plus (b) payment to the Company in full for the shares so specified. Within a reasonable time after exercise of the Option, the Company shall deliver shares of Common Stock to the Optionee in respect of which the Option shall have been exercised and shall pay all stamp taxes in respect thereof, provided that upon or prior to the delivery of such shares of Common Stock, provision (as specified by the Company from time to time) shall be made by the Optionee for the payment to the Company of any and all taxes which it shall be required to withhold in connection with exercise of the Option, by any law or regulation of any government, whether federal, state or local and whether domestic or foreign. Payment may be made by delivery of shares of Common Stock (or other evidence of ownership of shares of Common Stock satisfactory to the Company) with a Value equal to the Option exercise price, provided that such shares have been held by the Optionee for at least six months at the time of exercise.

STOCKHOLDER STATUS.

        The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to an Option unless and until the Optionee shall have become the holder of record of such underlying shares of Common Stock and, subject to the provisions of the sixth paragraph hereof, no adjustment shall be made for dividends, ordinary or extraordinary (whether in cash or securities or other property), or other distributions, or other rights in respect of such shares of Common Stock as to which the record date is prior to the date upon which the Optionee shall have become the holder of record thereof.

SHARE AND PRICE ADJUSTMENT.

        In the event of any adjustments in the outstanding shares of Common Stock, as provided for in Section 19 of the Plan, the Executive Compensation and Development Committee of the Board of Directors of the Company may make such substitution or adjustments in the aggregate number and kind of shares to be delivered under the Plan, in the number, kind and Option exercise price of shares subject to outstanding Options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion. The Optionee shall be notified of any such adjustment and any adjustment, or failure to adjust, shall be final and binding upon the Company and the Optionee.

SERVICE AS A DIRECTOR.

        The grant of this Option is a separate inducement in connection with the Optionee's service as a director of the Company. Neither the Option nor any provision hereof shall be deemed to create any obligation on the part of the Board of Directors of the Company to nominate any Optionee for reelection to the Company's Board of Directors by the Company's shareholders or to limit the rights of the shareholders to remove any director.

OPTION SUBJECT TO LAWS AND REGULATION.

        Each exercise of the Option shall be subject to all requirements as to
(a) any registration or other qualifications of such shares under any state, federal, or foreign law or regulation, or the maintaining in effect of any such registration or other qualification which the Administrator shall, in his or her absolute discretion upon the advice of counsel, deem necessary or advisable, and (b) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Administrator shall, in his or her absolute discretion after receiving advice of counsel, determine to be necessary or advisable. Anything herein to the contrary notwithstanding, the Option may not be exercised, in whole or in part, unless and until the Company shall have been able to comply with all such requirements and regulations free of any conditions not acceptable to the Company. As a condition to the exercise of the Option, either in whole or in part, the Optionee shall execute such documents and take such action as the Company in its sole discretion deems necessary or advisable to assist the Company in compliance with any such requirements, and Optionee shall comply with all requirements of any regulatory authority having control or supervision.

GENERAL PROVISIONS.

        The Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee shall be exercisable only by the Optionee.

        The validity, interpretation, performance and enforcement of this Option shall be governed by the laws of the State of Delaware.

        Each and every provision of the Option shall be administered, construed and interpreted so that the Option shall in all respects conform to the provisions of the Plan, a copy of which has been delivered to the Optionee, and any provision that cannot be so administered shall be deemed appropriately modified, or, if necessary, disregarded. In no event shall this Option be deemed to be an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended.

                           EXHIBIT B


                            FORM OF
                          SOLUTIA INC.

                             [Year]
                   NON-QUALIFIED STOCK OPTION
                       (NOT TRANSFERABLE)
                          CERTIFICATE



                            Grant to

                   [insert Name of Optionee]
                        (The "Optionee")

         to purchase from Solutia Inc. (the "Company")


                   [insert Number of shares]
                   shares of its common stock
       par value $0.01 per share (the "Optioned Shares")
                        at the price of

                     [insert Option Price]
                           per share


        pursuant to and subject to the provisions of the Solutia Inc. Non-Employee Director Compensation Plan (the "Plan") and to the Terms and Conditions set forth on the following pages

            Option Grant Date:  [insert grant date]

     TERMS AND CONDITIONS OF NON-QUALIFIED STOCK OPTION

DEFINITIONS.
-----------

     The terms "Administrator", "Value", and "Common Stock" when used herein, shall have the meanings set forth in the Plan.

EXERCISE RIGHTS.
---------------

     The Option shall become exercisable, during the Option term set forth in the third paragraph hereof and subject to the other terms and conditions hereof, as to one-third of the Optioned Shares on the date of the first Annual Meeting of Stockholders of the Company following the Option Grant Date, as to an additional one-third of the Optioned shares on the date of the second Annual Meeting of Stockholders of the Company following the Option Grant Date, and as to any or all of the Optioned Shares on the date of the third Annual Meeting of Stockholders of the Company following the Option Grant Date, provided that the Optionee continues in the service of the Company as a director until the date of the applicable Annual Meetings of Stockholders. Notwithstanding the foregoing, but subject to the third paragraph hereof, an Option shall become fully and immediately exercisable upon the occurrence of a Change in Control as set forth in Section 19 of the Plan or upon the Optionee's retirement from the Board of Directors at the mandatory retirement age set forth in the Charter for the Company's Board of Directors, or other applicable document. The Option may be exercised in full share lots only.

OPTION TERM.
-----------

     The Option term will expire at the end of the day next preceding ten years from the date the Option was granted, or at the end of the day next preceding two years from the date the Optionee ceases to be a director of the Company for any reason, whichever first occurs.

METHOD OF EXERCISE.
------------------

     The Option shall be exercised by (a) written notice, or notice in such other form as may be prescribed from time to time, given to the Company or its designee (at the address specified by the Company from time to time) specifying the date the Option was granted and the number of shares of Common Stock as to which the Option is being exercised, plus (b) payment to the Company in full for the shares so specified. Within a reasonable time after exercise of the Option, the Company shall deliver shares of Common Stock to the Optionee in respect of which the Option shall have been exercised and shall pay all stamp taxes in respect thereof, provided that upon or prior to the delivery of such shares of Common Stock, provision (as specified by the Company from time to time) shall be made by the Optionee for the payment to the Company of any and all taxes which it shall be required to withhold in connection with exercise of the Option, by any law or regulation of any government, whether federal, state or local and whether domestic or foreign. Payment may be made by delivery of shares of Common Stock (or other evidence of ownership of shares of Common Stock satisfactory to the Company) with a Value equal to the Option exercise price, provided that such shares have been held by the Optionee for at least six months at the time of exercise.

STOCKHOLDER STATUS.
------------------

     The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to an Option unless and until the Optionee shall have become the holder of record of such underlying shares of Common Stock and, subject to the provisions of the sixth paragraph hereof, no adjustment shall be made for dividends, ordinary or extraordinary (whether in cash or securities or other property), or other distributions, or other rights in respect of such shares of Common Stock as to which the record date is prior to the date upon which the Optionee shall have become the holder of record thereof.

SHARE AND PRICE ADJUSTMENT.
--------------------------

     In the event of any adjustments in the outstanding shares of Common Stock, as provided for in Section 19 of the Plan, the Executive Compensation and Development Committee of the Board of Directors of the Company may make such substitution or adjustments in the aggregate number and kind of shares to be delivered under the Plan, in the number, kind and Option exercise price of shares subject to outstanding Options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion. The Optionee shall be notified of any such adjustment and any adjustment, or failure to adjust, shall be final and binding upon the Company and the Optionee.

SERVICE AS A DIRECTOR.
---------------------

     The grant of this Option is a separate inducement in connection with the Optionee's service as a director of the Company. Neither the Option nor any provision hereof shall be deemed to create any obligation on the part of the Board of Directors of the Company to nominate any Optionee for reelection to the Company's Board of Directors by the Company's shareholders or to limit the rights of the shareholders to remove any director.

OPTION SUBJECT TO LAWS AND REGULATION.
-------------------------------------

     Each exercise of the Option shall be subject to all requirements as to (a) any registration or other qualifications of such shares under any state, federal, or foreign law or regulation, or the maintaining in effect of any such registration or other qualification which the Administrator shall, in his or her absolute discretion upon the advice of counsel, deem necessary or advisable, and (b) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Administrator shall, in his or her absolute discretion after receiving advice of counsel, determine to be necessary or advisable. Anything herein to the contrary notwithstanding, the Option may not be exercised, in whole or in part, unless and until the Company shall have been able to comply with all such requirements and regulations free of any conditions not acceptable to the Company. As a condition to the exercise of the Option, either in whole or in part, the Optionee shall execute such documents and take such action as the Company in its sole discretion deems necessary or advisable to assist the Company in compliance with any such requirements, and Optionee shall comply with all requirements of any regulatory authority having control or supervision.

GENERAL PROVISIONS.
------------------

     The Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee shall be exercisable only by the Optionee.

     The validity, interpretation, performance and enforcement of this Option shall be governed by the laws of the State of Delaware.

     Each and every provision of the Option shall be administered, construed and interpreted so that the Option shall in all respects conform to the provisions of the Plan, a copy of which has been delivered to the Optionee, and any provision that cannot be so administered shall be deemed appropriately modified, or, if necessary, disregarded. In no event shall this Option be deemed to be an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended.